Exhibit 99.2

                     CGMRC Mortgage Loan Purchase Agreement

                                  See attached

                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------

               This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective October 30, 2006, between Citigroup Global Markets Realty Corp., as seller (the "Seller"), and Deutsche Mortgage & Asset Receiving Corporation, as purchaser (the "Purchaser").

               The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the commercial, multifamily and manufactured housing mortgage loans (collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

               It is expected that the Mortgage Loans will be transferred, together with other commercial, multifamily and manufactured housing mortgage loans (such mortgage loans, the "Other Mortgage Loans") to CD 2006-CD3 Mortgage Trust, a trust fund (the "Trust Fund") to be formed by the Purchaser, the beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, Capmark Finance Inc., as a master servicer with respect to all of the Mortgage Loans other than the Mortgage Loans known as the Ala Moana Portfolio loan and the Fair Lakes Office Portfolio loan (the "Capmark Master Servicer"), and Wachovia Bank, National Association with respect to the Mortgage Loans known as the Ala Moana Portfolio loan and the Fair Lakes Office Portfolio loan (the "Wachovia Master Servicer" and, collectively with the Capmark Master Servicer, the "Master Servicers"), J.E. Robert Company, Inc., as special servicer (in such capacity, the "Special Servicer") and LaSalle Bank National Association, as trustee (the "Trustee").

               The Purchaser intends to sell certain of the Certificates to Deutsche Bank Securities Inc. ("DBS"), Citigroup Global Markets Inc. ("CGM"), Capmark Securities Inc. ("CSI"), Barclays Capital Inc. ("BCI"), Banc of America Securities LLC ("B of A") and Wachovia Capital Markets, LLC ("Wachovia" and collectively with DBS, CGM, CSI, BCI and B of A, the "Underwriters") pursuant to an underwriting agreement dated October 23, 2006 (the "Underwriting Agreement"). The Purchaser intends to sell certain other Certificates (the "Non-Registered Certificates") pursuant to a certificate purchase agreement dated October 23, 2006 (the "Certificate Purchase Agreement") to Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. (together, in such capacity the "Initial Purchaser"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement (as of the Closing Date) or in the CGM Indemnification Agreement which was entered into by the Seller, the Purchaser and the Underwriters as of October 23, 2006 (the "CGM Indemnification Agreement").

               Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

               SECTION 1. Agreement to Purchase.

               The Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser upon receipt of the purchase price referred to in this Section 1, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on October 30, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on the related due date for each Mortgage Loan occurring in October 2006 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $1,036,523,305, subject to a variance of plus or minus 5%. The purchase price of the Mortgage Loans (inclusive of accrued interest, and exclusive of the Seller's pro rata share of the costs set forth in clause (c) of Section 9 hereof) (the "Mortgage Loan Purchase Price") shall be $1,066,281,300.03.

               SECTION 2. Conveyance of Mortgage Loans.

               (a) On the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof, the satisfaction of the other closing conditions required to be satisfied on the part of Purchaser pursuant to Section 7 and the issuance of the Certificates, the Seller agrees to
(i) sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule, including all rights to payment in respect thereof, which includes all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date (subject to the proviso in the next sentence), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans, subject to that certain Servicing Rights Purchase Agreement dated as of October 30, 2006 between each of the Master Servicers, as applicable, and the Seller. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date; provided, however, that all scheduled payments of principal and interest accrued but not paid thereon, due on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller, and the Purchaser or its successors or assigns shall promptly remit any such payments to the Seller.

               On or prior to the Closing Date, the Seller shall retain a third party vendor reasonably satisfactory to the Controlling Class Representative to complete the assignment and recordation of the related Loan Documents, as contemplated by the next sentence. On or promptly following the Closing Date, the Seller shall cause such third party vendor, to the extent possession of recorded copies of each Mortgage and the documents described in clauses (iii),
(iv), (v), (viii), (xiii) and (xiv) of Exhibit B have been delivered to it, at the expense of the Seller, (1) to prepare and record (a) each Assignment of Mortgage referred to in clause (iii) of Exhibit B which has not yet been submitted for recording and (b) each Reassignment of Assignment of Leases, Rents and Profits referred to in clause (viii)(B) of Exhibit B (if not otherwise included in the related Assignment of Mortgage) which has not yet been submitted for recordation; and (2) to prepare and file each UCC assignment of financing statement referred to in clause (v)(B) or (xiii) of Exhibit B which has not yet been submitted for filing or recording. The Seller shall direct the related third party vendor to promptly prepare and submit (and in no event later than 30 Business Days following the receipt of the related documents in the case of clause 1(a) of the prior sentence and 60 days following the receipt of the applicable documents in the case of clauses 1(b) and 2 of the prior sentence) for recording or filing, as the case may be, in the appropriate public recording or filing office, each such document. In the event that any such document is lost or returned unrecorded because of a defect therein, the Seller, at its expense, shall promptly prepare a substitute document for signature by the Purchaser or itself, as applicable, and thereafter the Seller shall cause each such document to be duly recorded or filed. The Seller shall, promptly upon receipt of the original recorded or filed copy (and in no event later than five Business Days following such receipt) deliver such original to the Custodian (in the case of each UCC financing statement or UCC assignment of financing statement, with evidence of filing or recording thereon). Notwithstanding anything to the contrary contained in this Section 2, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, after any has been recorded, the obligations hereunder of the Purchaser shall be deemed to have been satisfied upon delivery to the Custodian of a copy of such Mortgage, Assignment of Mortgage or Reassignment of Assignment of Leases, Rents and Profits, if applicable, certified by the public recording office to be a true and complete copy of the recorded original thereof or otherwise with evidence of recording indicated thereon

               (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, on or before the Closing Date, the Note for each Mortgage Loan so assigned and, within 30 days following the Closing Date, the remaining applicable documents in Exhibit B for each such Mortgage Loan with copies to the applicable Master Servicer.

               If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original Note, the Seller shall deliver a copy or duplicate original of such Note, together with an affidavit certifying that the original thereof has been lost or destroyed and an indemnification in connection therewith in favor of the Trustee.

               If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (v)(A), (viii)(A), (xiv) and (xvi) of Exhibit B and the UCC financing statements and UCC assignments of financing statements referred to in clause (xiii) of Exhibit B, with evidence of recording or filing thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded or filed document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the applicable public recording or filing office, the applicable title insurance company or by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee within 45 days after the Closing Date, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days after the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy).

               If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (vii) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a binder marked as binding and countersigned by the title insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing as binding by the related title insurance company) or an acknowledged closing instruction or escrow letter, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing Date, upon (i) notification from the Seller that the purchase price referred to in Section 1 has been received by the Seller and (ii) the issuance of the Certificates, the Purchaser shall be authorized to release to the Trustee or its designee all of the Mortgage Files in the Purchaser's possession relating to the Mortgage Loans.

               Notwithstanding anything herein to the contrary, with respect to the documents referred to in clause (xvii) and clause (xviii) on Exhibit B, one of the Master Servicers, as applicable, shall hold the original of each such document in trust on behalf of the Trustee in order to draw on such letter of credit on behalf of the Trust and the Seller shall be deemed to have satisfied the delivery requirements of this Agreement by delivering the original of each such document to one of the Master Servicers, as applicable. The Seller shall pay any costs of assignment or amendment of such letter of credit required (which assignment or amendment shall change the beneficiary of the letter of credit to the Trust in care of one of the Master Servicers, as applicable) in order for one of the Master Servicers, as applicable, to draw on such letter of credit on behalf of the Trust. In the event that the documents specified in clause (xviii) on Exhibit B are missing because the related assignment or amendment documents have not been completed, the Seller shall take all reasonably necessary steps to enable one of the Master Servicers, as applicable, to draw on the related letter of credit on behalf of the Trust including, if necessary, drawing on the letter of credit in its own name pursuant to written instructions from one of the Master Servicers, as applicable, and immediately remitting such funds (or causing such funds to be remitted) to one of the Master Servicers, as applicable.

               Contemporaneously with the execution of this Agreement by the Purchaser and the Seller, the Seller shall deliver a power of attorney to each of the Master Servicers, as applicable, and the Special Servicer at the direction of the Controlling Class Representative or its assignees, to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Seller will be required to effect at its expense the assignment and recordation of its Loan Documents until the assignment and recordation of all such Loan Documents has been completed.

               (c) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (viii)(B) of Exhibit B and each UCC-2 and UCC-3 assignment of financing statement, if any, referred to in clause
(v)(B) of Exhibit B. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

               (d) Except as provided below, all documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B but that are reasonably required to service the Mortgage Loans (all such other documents and records, including Environmental Reports, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of one of the Master Servicers, as applicable, pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date; provided, however, the Seller shall not be required to deliver, and the Servicing File shall not be deemed to include drafts of Loan Documents, attorney-client or internal communications of the Seller or its affiliates or Seller's credit underwriting or due diligence analyses or related data (as distinguished from Environmental Reports, financial statements, credit reports, title reports, structural and engineering reports, appraisals and other reports, analyses or data provided by the Borrowers or third parties other than the Seller's attorneys). If a sub-servicer shall, as of the Closing Date, begin acting on behalf of one of the Master Servicers, as applicable, with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller or its agent shall deliver a copy of the related Servicing File to one of the Master Servicers, as applicable.

               (e) Each of the Seller's and the Purchaser's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale, including for accounting purposes. Following the transfer of the Mortgage Loans to the Purchaser, the Seller will not take any action inconsistent with the ownership of the Mortgage Loans by the Purchaser or its assignees.

               (f) Furthermore, it is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Purchaser as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Purchaser. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Purchaser to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

               (i) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

               (ii) the conveyance provided for in this Agreement shall hereby grant from Seller to Purchaser a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                       (A) all accounts, contract rights (including any
               guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule, and all distributions with respect thereto payable after the Cut-off Date;

                       (B) all accounts, contract rights, general intangibles,
               chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

                       (C) all cash and non-cash proceeds of the collateral
               described in clauses (A) and (B) above payable after the Cut-off Date;

               (iii) the possession by Purchaser or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

               (iv) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Purchaser or its assignee for the purpose of perfecting such security interest under applicable law.

               The Seller at the direction of the Purchaser or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Purchaser and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may execute and file such UCC Financing Statements as may be reasonably necessary or appropriate to accomplish the foregoing.

               (g) It is further acknowledged and agreed by the Seller that the Purchaser intends to convey all right, title and interest of the Purchaser in and to the Mortgage Loans and all rights and remedies under this Agreement (excluding the Seller's representations, warranties and covenants set forth in paragraph (viii) of Section 4(b), the Purchaser's rights and remedies under
Section 9 and the CGM Indemnification Agreement) to the Trustee on behalf of the Certificateholders, including, without limitation, all rights and remedies as may be available under Section 6 to the Purchaser in the event of a Material Breach or a Material Defect; provided, that the Trustee on behalf of the Certificateholders shall be a third-party beneficiary of this Agreement and shall be entitled to enforce any obligations of the Seller hereunder in connection with a Material Breach or a Material Defect as if the Trustee on behalf of the Certificateholders had been an original party to this Agreement.

               SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

               The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law under Section 6 for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

               SECTION 4. Representations, Warranties and Covenants of the
Seller.

               (a) The Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, the Trustee on behalf of the Certificateholders and the respective successors-in-interest of the Purchaser and the Trustee, each of the representations and warranties set forth in Exhibit C subject to the exceptions set forth in Exhibit D and any schedule referenced in Exhibit C.

               (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

               (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of New York, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

               (ii) The execution and delivery of this Agreement by the Seller, and the performance of, and compliance with, the terms of this Agreement by the Seller, do not violate the Seller's organizational documents, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Seller to carry out the transactions contemplated by this Agreement.

               (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification or contribution for securities laws liabilities.

               (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement do not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

               (vi) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

               (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchaser, and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

               (viii) Insofar as it relates to the Mortgage Loans, the information set forth in Annex A-1 and Annex A-2 to the Prospectus Supplement (as defined in the CGM Indemnification Agreement) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the description of the Mortgage Loans and/or the Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Time of Sale Information (as defined in the CGM Indemnification Agreement), the Memorandum (as defined in the CGM Indemnification Agreement) (insofar as the Prospectus Supplement is an exhibit thereto) and in the Prospectus Supplement under the headings "Summary of the Prospectus Supplement--Relevant Parties and Dates--Sponsors" "--The Mortgage Pool," "Risk Factors--Risks Related to the Mortgage Loans", "Transaction Parties--The Sponsors" and "Description of the Mortgage Pool" and the information set forth on Annex A-1 and Annex A-2 and Annex B to the Prospectus Supplement, and to the extent it contains information consistent with that on such Annex A-1 and Annex A-2 set forth on the Diskette, does not (or, in the case of the Time of Sale Information, did not as of the Time of Sale (as defined in the CGM Indemnification Agreement)) contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (ix) The information set forth in any Disclosure Information (as defined in the CGM Indemnification Agreement) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the CGM Indemnification Agreement); but only to the extent that (i) such information regards the Mortgage Loans and is contained in the Loan Detail or, to the extent consistent therewith, the Diskette or (ii) such information regarding the Seller or the Mortgage Loans was contained in the Memorandum or the Prospectus Supplement under the headings "Summary of the Prospectus Supplement--Relevant Parties and Dates --Sponsors," "--Mortgage Loan Sellers," --Originators," "--The Mortgage Pool," "Risk Factors--Risks Related to the Mortgage Loans," "Transaction Parties--The Sponsors" "Description of the Mortgage Pool" and Annex B and such information does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail.

               (x) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of, or compliance by, the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

               (xi) The Seller's purchase of the Ala Moana Portfolio loan from LaSalle Bank National Association (the "AMP Purchase") was in the Seller's ordinary course of business. The appointment of LaSalle Bank National Association to the Trust Fund is not related to, and was not a condition precedent to, the AMP Purchase. Furthermore, LaSalle Bank National Association has played no role in the Seller's decision to securitize the Ala Moana Portfolio loan in the Trust Fund.

               (c) Upon discovery by any of the Seller or the parties to the Pooling and Servicing Agreement of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee on behalf of the Certificateholders or any Certificateholder, the party discovering such breach shall give prompt written notice to the Seller and/or the other parties, as applicable.

               SECTION 5. Representations, Warranties and Covenants of the Purchaser.

               (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

               (i) The Purchaser is a corporation duly organized, validly existing and in good standitng under the laws of State of Delaware.

               (ii) The execution and delivery of this Agreement by the Purchaser, and the performance of, and compliance with, the terms of this Agreement by the Purchaser, do not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

               (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any judgment, order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

               (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

               (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

               (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the Purchaser's execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained, made or given and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

               (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

               SECTION 6. Repurchases; Substitutions.

               (a) If any of the parties to this Agreement discovers that any document constituting a part of a Mortgage File has not been delivered within the time periods provided for herein, has not been properly executed, is missing, does not appear to be regular on its face or contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule (each, a "Defect"), or discovers or receives notice of a breach of any representation or warranty of the Seller made pursuant to Section 4(a) of this Agreement with respect to any Mortgage Loan (a "Breach"), such party shall give prompt written notice thereof to each of the Rating Agencies, the Seller, the parties to the Pooling and Servicing Agreement and the Controlling Class Representative. If any such Defect or Breach materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests therein of the Purchaser, the Trustee or any Certificateholders, then such Defect shall constitute a "Material Defect" or such Breach shall constitute a "Material Breach," as the case may be; provided, however, that if any of the documents specified in the first paragraph of Section 2.01(b) of the Pooling and Servicing Agreement is not delivered, and is certified as missing, pursuant to the first paragraph of Section 2.01(b) of the Pooling and Servicing Agreement, it shall be deemed a Material Defect. Promptly upon receiving written notice of any such Material Defect or Material Breach with respect to a Mortgage Loan (including through a written notice given by any party hereto, as provided above), the Seller shall, not later than 90 days from the Seller's receipt of notice from one of the Master Servicers, as applicable, the Special Servicer, the Trustee or the Custodian of such Material Defect or Material Breach, as the case may be (or, in the case of a Material Defect or Material Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days after the Seller or any party to the Pooling and Servicing Agreement discovering such Material Defect or Material Breach) (any such 90-day period, the "Initial Resolution Period"), (i) cure the same in all material respects, (ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price or (iii) substitute a Qualifying Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall such substitution occur later than the second anniversary of the Closing Date) and pay one of the Master Servicers, as applicable, for deposit into the Collection Account (or, with respect to any Serviced Whole Loan, the applicable Serviced Whole Loan Collection Account) any Substitution Shortfall Amount in connection therewith; provided, however, that with respect to any Material Defect arising from a missing document as to which the Trustee inadvertently certified its possession of such document (x) on the Closing Date, in the form of Exhibit S-1 to the Pooling and Servicing Agreement or (y) no later than 45 days following the Closing Date, in the form of Exhibit S-2 to the Pooling and Servicing Agreement, the related Seller shall have (A) 15 days to cure the Material Defect relating to the missing document in the certification of clause (x) and (B) 30 days to cure the Material Defect relating to the missing document in the certification of clause (y); provided, further, that if (i) such Material Defect or Material Breach (other than one relating to the immediately preceding proviso) is capable of being cured but not within the Initial Resolution Period, (ii) such Material Defect or Material Breach is not related to any Mortgage Loan's not being a "qualified mortgage" within the meaning of the REMIC Provisions and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach within the Initial Resolution Period, then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such cure or, failing such cure, to repurchase the Mortgage Loan or substitute a Qualifying Substitute Mortgage Loan. The Seller shall have an additional 90 days (without duplication of the additional 90-day period set forth in the last sentence of the definition of Resolution Extension Period) to cure such Material Defect or Material Beach, provided that, the Seller has commenced and is diligently proceeding with the cure of such Material Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a hotel, restaurant (operated by a Borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, manufactured housing or fitness center (operated by a Borrower) property, then the failure to deliver to the Trustee copies of the UCC financing statements with respect to such Mortgage Loan shall not be a Material Defect.

               If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes. The failure of each of the Master Servicers, as applicable, the Special Servicer or the Trustee to notify the Seller of a Material Defect or Material Breach shall not constitute a waiver of any cure or repurchase obligation, provided that the Seller must receive written notice thereof as described in this Section 6(a) before commencement of the Initial Resolution Period.

               (b) In connection with any repurchase of, or substitution for, a Mortgage Loan contemplated by this Section 6, (A) the Trustee, each of the Master Servicers, as applicable (with respect to any such Mortgage Loan other than a Specially Serviced Loan) and the Special Servicer (with respect to any such Mortgage Loan that is a Specially Serviced Loan) shall each tender to the Seller, and the Seller shall be entitled to receive therefrom, upon delivery (i) to each of each of the Master Servicers, as applicable, or the Special Servicer, as applicable, of a trust receipt and (ii) to the Trustee by one of the Master Servicers, as applicable, or the Special Servicer, as applicable, of a Request for Release and an acknowledgement by one of the Master Servicers, as applicable, or applicable Special Servicer, as applicable, of its receipt of the Repurchase Price or the Substitution Shortfall Amount from the Seller, (1) all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it and (2) each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned without recourse in the form of endorsement or assignment provided to the Trustee by the Seller, as the case may be, to the Seller as shall be necessary to vest in the Seller the legal and beneficial ownership of each Removed Mortgage Loan to the extent such ownership was transferred to the Trustee, and (B) the Trustee shall release, or cause the release of, any escrow payments and reserve funds held by or on behalf of the Trustee, each of the Master Servicers, as applicable, or the Special Servicer, in respect of such Removed Mortgage Loan(s) to the Seller.

               (c) This Section 6 provides the sole remedies available to the Purchaser, and its successors and permitted assigns (i.e., the Trustee and the holders of the Certificates) in respect of any Defect in a Mortgage File or any Breach. If the Seller defaults on its obligations to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this Section 6, or disputes its obligation to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with Section 6, the Purchaser or the Trustee, as applicable, may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. To the extent the Purchaser or the Trustee, as applicable, prevails in such proceeding, the Seller shall reimburse the Purchaser or the Trustee, as applicable, for all necessary and reasonable costs and expenses incurred in connection with the enforcement of such obligation of the Seller to cure, to repurchase, or to substitute for, any Mortgage Loan in accordance with this
Section 6.

               (d) If one or more (but not all) of the Mortgage Loans constituting a cross-collateralized group of Mortgage Loans are to be repurchased or substituted by the Seller as contemplated by this Section 6, then, prior to the subject repurchase or substitution, the Seller or its designee shall use its reasonable efforts, subject to the terms of the related Mortgage Loan(s), to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loan(s) in such cross-collateralized group of Mortgage Loans that are to be repurchased or substituted, on the one hand, and the remaining Mortgage Loan(s) therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, no such termination shall be effected unless and until the Controlling Class Representative, if one is then acting, has consented in its sole discretion and the Trustee has received from the Seller (i) an Opinion of Counsel to the effect that such termination would not cause an Adverse REMIC Event to occur and (ii) written confirmation from each Rating Agency that the then current rating assigned to any of the Certificates that are currently being rated by such Rating Agency will not be qualified, downgraded or withdrawn by reason of such termination; provided, further, that the Seller, in the case of the related Mortgage Loans, may, at its option and within the 90-day cure period described above (and any applicable extension thereof), purchase or substitute for the entire subject cross-collateralized group of Mortgage Loans in lieu of effecting a termination of the cross-collateralization. All costs and expenses incurred by the Trustee or any Person acting on its behalf pursuant to this paragraph shall be included in the calculation of the Repurchase Price for the Mortgage Loan(s) to be repurchased or substituted. If the cross-collateralization of any cross-collateralized group of Mortgage Loans cannot be terminated as contemplated by this paragraph, then the Seller shall repurchase or substitute the entire subject cross-collateralized group of Mortgage Loans.

               Notwithstanding the foregoing, if there is a Material Breach or Material Defect with respect to one or more Mortgaged Properties with respect to a Mortgage Loan or cross-collateralized group of Mortgage Loans, the Seller will not be obligated to repurchase the Mortgage Loan or cross-collateralized group of Mortgage Loans if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Loan Documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Loan Documents and the Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event to occur and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, withdrawn or downgraded.

               As to any Qualifying Substitute Mortgage Loan, at the direction of the Trustee, the Seller shall deliver to the Custodian for such Qualifying Substitute Mortgage Loan (with a copy to each of the Master Servicers, as applicable), the related Mortgage File with the related Note endorsed as required by Exhibit B hereto. Pursuant to the Pooling and Servicing Agreement, Monthly Payments due with respect to Qualifying Substitute Mortgage Loans in or prior to the month of substitution shall not be part of the Trust Fund and will be retained by each of the Master Servicers, and remitted by each of the Master Servicers, as applicable, to the related Seller on the next succeeding Distribution Date. For the month of repurchase or substitution, distributions to Certificateholders pursuant to the Pooling and Servicing Agreement will include the Monthly Payment(s) due on the related Removed Mortgage Loan and received by each of the Master Servicers, as applicable, or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution, as applicable, and the Seller shall be entitled to retain all amounts received thereafter in respect of such Removed Mortgage Loan.

               In any month in which the Seller substitutes one or more Qualifying Substitute Mortgage Loans for one or more Removed Mortgage Loans, pursuant to the Pooling and Servicing Agreement, each of the Master Servicers, as applicable, will determine the applicable Substitution Shortfall Amount. At the direction of the Trustee, the Seller shall deposit cash equal to such amount into the Collection Account and/or the applicable Serviced Whole Loan Collection Account, as applicable, concurrently with the delivery of the Mortgage Files for such Qualifying Substitute Mortgage Loans, without any reimbursement thereof. At the direction of the Trustee, the Seller shall give written notice to the Purchaser and each of the Master Servicers, as applicable, of such deposit.

               SECTION 7. Closing.

               The closing of the purchase and sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 a.m., New York City time, on the Closing Date.

               The Closing shall be subject to each of the following conditions:

               (i) All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

               (ii) All of the documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Seller hereunder) and other documents to be delivered by or on behalf of the Purchaser, to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

               (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered on or before the Closing Date pursuant to Section 2;

               (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
        Section 3 shall be satisfactory to the Purchaser in its reasonable determination;

               (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

               (vi) The Seller shall have received the consideration for the Mortgage Loans as specified in Section 1, and the Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

               (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

               Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

               SECTION 8. Closing Documents.

               The Closing Documents shall consist of the following:

               (a) This Agreement and a bill of sale duly executed and delivered by the Purchaser and the Seller;

               (b) An Officer's Certificate substantially in the form of Exhibit E-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser, the Initial Purchaser and each Underwriter may rely, attaching thereto as an exhibit the By-Laws of the Seller;

               (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of New York, dated not earlier than 30 days prior to the Closing Date;

               (d) Written opinions of counsel (which may include opinions of in-house counsel, outside counsel or a combination thereof) for the Seller, in form reasonably acceptable to counsel for the Purchaser and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, the Initial Purchaser and each Underwriter;

               (e) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser, the Initial Purchaser and each Underwriter as an addressee; and

               (f) Such further certificates, opinions and documents as the Purchaser may reasonably request.

               SECTION 9. Costs.

               The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) (a) the fees and expenses of counsel to the Seller, (b) the expenses of filing or recording UCC assignments of financing statements, assignments of Mortgage and Reassignments of Assignments of Leases, Rents and Profits with respect to the Mortgage Loans as contemplated by Article 2 of the Pooling and Servicing Agreement and (c) on the Closing Date, the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance of the Mortgage Loans as of the Cut-off Date represents of the aggregate principal balance of the Mortgage Loans and the Other Mortgage Loans as of the Cut-off Date): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus relating to the Certificates; (ii) the up front fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the Trustee entering into and performing certain of its obligations under the Pooling and Servicing Agreement; (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the fees and expenses of counsel to the Underwriters; (vi) the fees and expenses of counsel to the Purchaser; (vii) the fees and expenses of counsel to the Servicers; (viii) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Other Mortgage Loans included in the Prospectus; and (ix) other miscellaneous costs and expenses agreed upon by the parties hereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

               SECTION 10. Notices.

               All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered,
(b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by overnight mail or courier service and received by the addressee or (d) transmitted by facsimile (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to the Purchaser, addressed to Deutsche Mortgage & Asset Receiving Corporation, 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye, facsimile no. (212) 797-4487, with a copy to Anna Glick, Esq., Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, facsimile no. (212) 909-5870, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if (ii) to the Seller, addressed to Citigroup Global Markets Realty Corp., 388 Greenwich Street, 19th Floor, New York, New York, 10013, Attention: Angela Vleck, facsimile no. (212) 816-8307, with a copy to Citigroup Global Markets Realty Corp., 388 Greenwich Street, 19th Floor, New York, New York, 10013, Attention: Anna Choe, facsimile no. (646) 291-1572 or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

               SECTION 11. Notice of Exchange Act Reportable Events.

               The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item
1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934 have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

               SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

               All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

               SECTION 13. Severability of Provisions.

               Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

               SECTION 14. Counterparts.

               This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

               SECTION 15. GOVERNING LAW.

               THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

               SECTION 16. Further Assurances.

               The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

               SECTION 17. Successors and Assigns.

               The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part (excluding the Seller's representations, warranties and covenants set forth in paragraph (viii) of
Section 4(b), the Purchaser's rights and remedies under Section 9 and the CGM Indemnification Agreement), to the Trustee, for the benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser, provided that the Trustee shall have no right to further assign such rights to any other Person. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and permitted assigns.

               SECTION 18. Amendments.

               No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

               IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                     CITIGROUP GLOBAL MARKETS REALTY CORP.



                                      By:  /s/ Angela Vleck_____________________
                                          Name: Angela Vleck
                                          Title: Authorized Signatory


                                      DEUTSCHE MORTGAGE & ASSET RECEIVING
                                          CORPORATION



                                      By:  /s/ Helaine M. Kaplan________________
                                          Name: Helaine M. Kaplan
                                          Title: President



                                      By:  /s/ John C. Griffin__________________
                                          Name: John C. Griffin
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

               The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage Loan:

               (i) the loan number;

               (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

               (iii) the Mortgage Rate in effect as of the Cut-off Date;

               (iv) the original principal balance;

               (v) the Stated Principal Balance as of the Cut-off Date;

               (vi) the Maturity Date or Anticipated Repayment Date for each Mortgage Loan;

               (vii) the Due Date;

               (viii) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

               (ix) the Servicing Fee Rate;

               (x) whether the Mortgage Loan is an Actual/360 Mortgage Loan;

               (xi) whether such Mortgage Loan has an Anticipated Repayment
        Date;

               (xii) the Revised Rate of such Mortgage Loan, if any;

               (xiii) whether such Mortgage Loan has a hard lock-box, a springing hard lock-box, a soft-at-closing, springing hard lock-box or no lock-box at all;

               (xiv) identifying any Mortgage Loans with which any such Mortgage Loans are cross-collateralized; and

               (xv) the number of units, pads, rooms or square feet with respect to each Mortgaged Property.

Such list may be in the form of more than one list, collectively setting forth all of the information required. Certain of the above-referenced items are described on the Mortgage Loan Schedule attached hereto. Certain of the above-referenced items are described on Exhibit B-1 to the Pooling and Servicing Agreement and such descriptions are incorporated by reference into the Mortgage Loan Schedule attached hereto.


ID      Mortgage Loan Seller   City                    State     Zip Code   Address
-----   --------------------   ---------------------   -------   --------   ------------------------------------------------
    1   CGM                    Honolulu                HI           96814   Various
   14   CGM                    Various                 MI        Various    Various
   15   CGM                    Inglewood               CA           90303   3300-3480 Century Boulevard
   21   CGM                    Aurora                  CO           80017   750 South Richfield Street
   23   CGM                    Westminster             CO           80020   11030-11080 Circle Point Road
   25   CGM                    Tukwila                 WA           98188   15920 West Valley Highway
   32   CGM                    Salt Lake City          UT           84107   514 East 4090 South
   36   CGM                    Various                 Various   Various    Various
   40   CGM                    Newburgh                NY           12550   3 Enterprise Drive
   42   CGM                    Waltham                 MA           02451   840 Winter Street
   46   CGM                    Various                 Various   Various    Various
   47   CGM                    Jenkintown              PA           19046   323 Old York Road
   50   CGM                    Various                 TX        Various    Various
   53   CGM                    Warwick                 RI           02886   1276 Bald Hill Road
   54   CGM                    Millville               DE           19967   200 Atlantic Avenue
   57   CGM                    Harrisburg              PA           17112   4200, 4230 & 4250 Crums Mill Road
   60   CGM                    Charlotte               NC           28211   5925 Morrison Boulevard
   61   CGM                    Montgomery              AL           36117   2660 Eastchase Lane
   65   CGM                    Madison                 AL           35758   115, 113, 117 JetPlex Circle; 485, 495 and
                                                                            500 Production Avenue; 1003 Production Circle;
                                                                            1015 and 1021 Production Court
   67   CGM                    Clearwater              FL           33761   28100 U.S. Highway 19 North, Clearwater, FL
   68   CGM                    Santa Ana               CA           92705   2720 Hotel Terrace Drive
   72   CGM                    Merrillville            IN           46410   3944 West 77th Place
   73   CGM                    Delray Beach            FL           33445   4801 Linton Boulevard
   74   CGM                    Hingham                 MA           02043   25 Recreation Park Drive and 50 Derby Street
   77   CGM                    Norfolk                 VA           23502   Various
 79.3   CGM                    Redmond                 WA           98052   11523 Avondale Road Northeast
 80.3   CGM                    Torrance                CA           90504   18020 Hawthorne Boulevard
 89.2   CGM                    Tacoma                  WA           98402   820 A Street
 92.2   CGM                    Rohnert Park            CA           94928   6115-6143 State Farm Drive
 94.2   CGM                    Sacramento              CA           95825   2020 Hurley Way
 96.2   CGM                    Ocala                   FL           34470   1515 East Silver Springs Boulevard
 97.2   CGM                    Rancho Cucamonga        CA           91730   11096 Jersey Boulevard
 98.2   CGM                    Woodlyn                 PA           19094   1400 MacDade Boulevard
100.2   CGM                    Atlanta                 GA           30345   2296 Henderson Mill Road
104.2   CGM                    Rapid City              SD           57703   4801 Homestead Street
105.2   CGM                    Tacoma                  WA           98402   928 & 934 Broadway Plaza
110.2   CGM                    Seekonk                 MA           02771   1275-1335 Fall River Avenue
118.2   CGM                    Carter Lake             IA           51510   2510 Abbott Plaza
120.2   CGM                    Baton Rouge             LA           70816   1855 Boulevard de Province
123.2   CGM                    Cincinnati              OH           45211   6290 Glenway Avenue
128.2   CGM                    Montclair               CA           91763   5055 South Plaza Lane
130.2   CGM                    Ann Arbor               MI           48104   611 Church Street
133.2   CGM                    Southfield              MI           48075   16300 North Park Place
135.2   CGM                    El Paso                 TX           79912   7401 North Mesa Street
136.2   CGM                    Billings                MT           59102   2545 Central Avenue
137.2   CGM                    Columbus                OH           43219   3433 Agler Road
138.2   CGM                    Houston                 TX           77002   2101 Crawford Street
140.2   CGM                    Newark                  NJ           07105   516-544 Raymond Boulevard
141.2   CGM                    Henrietta (Rochester)   NY           14623   1180 Jefferson Road
148.2   CGM                    Watertown               MA           02472   27-35 Main Street
156.2   CGM                    Fort Mohave             AZ           86426   4821 and 4825 Highway 95
157.2   CGM                    Cave Creek              AZ           85331   6268 East Cave Creek Road
158.2   CGM                    Dix Hills               NY           11746   856-874 East Jericho Turnpike
160.2   CGM                    Florence                SC           29501   2400 David H. McLeod Boulevard
171.2   CGM                    Great Neck              NY           11021   17 Maple Drive
172.2   CGM                    Red Lion                PA           17356   1-20 Dairyland Square
183.2   CGM                    Franklin                MA           02038   750 Union Street
    2   CGM/BCRE               Various                 Various    Various   Various



ID      Interest Rate    Original Balance   Cut-off Date Balance   Maturity/ARD Balance   Payment Date   Monthly Debt Service
-----   -------------    ----------------   --------------------   --------------------   ------------   --------------------
    1          5.6028%       $300,000,000           $300,000,000           $300,000,000     $1,420,141                      1
   14          5.9600%        $40,725,000            $40,725,000            $38,084,906       $243,121                     11
   15          6.2300%        $36,110,000            $36,110,000            $32,779,148       $221,866                     11
   21          6.2240%        $33,500,000            $33,500,000            $29,839,943       $205,699                     11
   23          6.3600%        $32,000,000            $32,000,000            $29,119,664       $199,325                     11
   25          6.5200%        $27,250,000            $27,185,931            $23,463,570       $172,597                     11
   32          5.9170%        $23,000,000            $23,000,000            $21,134,731       $136,672                     11
   36          6.0000%        $22,000,000            $21,941,353            $18,662,221       $131,901                     11
   40          6.1120%        $19,500,000            $19,500,000            $18,272,837       $118,320                     11
   42          5.9720%        $19,200,000            $19,200,000            $17,957,611       $114,768                     11
   46          5.7500%        $18,250,000            $18,162,641            $15,366,182       $106,502                     11
   47          6.2000%        $18,101,000            $18,101,000            $16,981,602       $110,863                     11
   50          6.6330%        $16,811,000            $16,796,191            $14,516,832       $107,732                     11
   53          6.2240%        $16,000,000            $16,000,000            $15,235,476        $98,244                     11
   54          5.6950%        $15,500,000            $15,500,000            $13,641,355        $89,913                     11
   57          5.9100%        $14,500,000            $14,500,000            $12,824,972        $86,098                     11
   60          6.1260%        $13,300,000            $13,300,000            $13,300,000        $68,840                     11
   61          6.1400%        $13,000,000            $13,000,000            $11,780,674        $79,116                     11
   65          6.3440%        $12,000,000            $12,000,000            $10,715,239        $74,621                     11
   67          6.3500%        $11,750,000            $11,750,000            $11,492,737        $73,113                     11
   68          6.2620%        $11,700,000            $11,670,700            $10,000,900        $72,130                     11
   72          6.1700%        $11,200,000            $11,200,000            $10,334,216        $68,379                     11
   73          6.1920%        $10,940,000            $10,901,474             $9,331,575        $66,947                     11
   74          6.1100%        $10,850,000            $10,850,000             $9,639,527        $65,821                     11
   77          6.3420%        $10,400,000            $10,356,571             $8,910,263        $64,658                     11
 79.3          5.4700%        $10,000,000            $10,000,000             $8,938,753        $56,591                     11
 80.3          5.9650%         $9,450,000             $9,450,000             $8,838,038        $56,445                     11
 89.2          6.0000%         $8,900,000             $8,900,000             $8,043,490        $53,360                     11
 92.2          6.1600%         $8,400,000             $8,400,000             $7,614,007        $51,230                      6
 94.2          6.1800%         $8,000,000             $8,000,000             $7,118,437        $48,894                     11
 96.2          6.4000%         $8,000,000             $7,973,132             $6,864,516        $50,040                     11
 97.2          5.9350%         $7,735,000             $7,735,000             $6,845,076        $46,052                     11
 98.2          5.7200%         $7,600,000             $7,563,374             $6,393,246        $44,207                     11
100.2          6.3800%         $7,500,000             $7,500,000             $6,826,869        $46,815                     11
104.2          6.4120%         $7,230,000             $7,230,000             $6,466,575        $45,281                     11
105.2          6.3800%         $7,200,000             $7,200,000             $6,434,595        $44,942                      6
110.2          6.2900%         $6,975,000             $6,975,000             $6,550,667        $43,128                     11
118.2          6.4400%         $6,500,000             $6,483,599             $5,108,315        $43,645                     11
120.2          6.2550%         $6,362,000             $6,362,000             $5,670,418        $39,193                     11
123.2          6.2750%         $6,100,000             $6,078,919             $5,215,604        $37,658                     11
128.2          6.4150%         $5,850,000             $5,825,991             $4,781,615        $36,650                     11
130.2          6.1890%         $5,775,000             $5,775,000             $5,330,434        $35,329                     11
133.2          6.2300%         $5,450,000             $5,450,000             $5,450,000        $28,688                     11
135.2          6.1900%         $5,310,000             $5,296,470             $4,529,461        $32,488                     11
136.2          6.3000%         $5,265,000             $5,265,000             $4,945,554        $32,589                     11
137.2          6.2300%         $5,250,000             $5,250,000             $4,676,639        $32,257                     11
138.2          5.9400%         $5,230,000             $5,200,619             $4,428,367        $31,155                     11
140.2          6.2100%         $5,000,000             $4,978,462             $4,267,594        $30,656                     11
141.2          6.1000%         $4,985,000             $4,972,022             $4,241,123        $30,209                     11
148.2          6.2900%         $4,525,000             $4,525,000             $4,250,093        $27,979                     11
156.2          5.4100%         $4,092,000             $4,052,108             $3,407,982        $23,003                     11
157.2          6.2270%         $4,000,000             $3,986,025             $3,415,357        $24,569                     11
158.2          6.1830%         $3,920,000             $3,903,007             $3,343,182        $23,966                     11
160.2          5.3450%         $3,819,000             $3,747,856             $3,174,906        $21,314                     11
171.2          6.1830%         $3,255,000             $3,240,890             $2,776,035        $19,900                     11
172.2          6.3600%         $3,225,000             $3,217,113             $2,764,386        $20,088                     11
183.2          6.1900%         $2,600,000             $2,600,000             $2,358,255        $15,907                     11
    2          6.5875%       $259,241,258           $258,407,576           $223,616,541     $1,653,527                      5


                                                                                     Administrative   Interest
ID      Monthly Debt Service   CTL Tenant   CTL Guarantor    Credit Rating (S/M/F)   Fee Rate         Accrual Basis   ARD (Yes/No)
-----   --------------------   ----------   -------------   -----------------------  --------------   -------------   ------------
    1                      1                                                                   0.02%  Actual/360      No
   14                     11                                                                   0.02%  Actual/360      No
   15                     11                                                                   0.04%  Actual/360      No
   21                     11                                                                   0.02%  Actual/360      No
   23                     11                                                                   0.05%  Actual/360      No
   25                     11                                                                   0.02%  Actual/360      No
   32                     11                                                                   0.02%  Actual/360      No
   36                     11                                                                   0.06%  Actual/360      Yes
   40                     11                                                                   0.02%  Actual/360      No
   42                     11                                                                   0.02%  Actual/360      No
   46                     11                                                                   0.06%  Actual/360      Yes
   47                     11                                                                   0.02%  Actual/360      No
   50                     11                                                                   0.02%  Actual/360      No
   53                     11                                                                   0.02%  Actual/360      No
   54                     11                                                                   0.02%  Actual/360      No
   57                     11                                                                   0.02%  Actual/360      No
   60                     11                                                                   0.02%  Actual/360      No
   61                     11                                                                   0.06%  Actual/360      No
                          11                                                                   0.02%  Actual/360      No
   67                     11                                                                   0.02%  Actual/360      No
   68                     11                                                                   0.05%  Actual/360      No
   72                     11                                                                   0.02%  Actual/360      No
   73                     11                                                                   0.05%  Actual/360      No
   74                     11                                                                   0.02%  Actual/360      No
   77                     11                                                                   0.09%  Actual/360      No
 79.3                     11                                                                   0.05%  Actual/360      No
 80.3                     11                                                                   0.07%  Actual/360      No
 89.2                     11                                                                   0.04%  Actual/360      No
 92.2                      6                                                                   0.02%  Actual/360      No
 94.2                     11                                                                   0.02%  Actual/360      No
 96.2                     11                                                                   0.07%  Actual/360      No
 97.2                     11                                                                   0.02%  Actual/360      No
 98.2                     11                                                                   0.02%  Actual/360      No
100.2                     11                                                                   0.06%  Actual/360      No
104.2                     11                                                                   0.02%  Actual/360      No
105.2                      6                                                                   0.02%  Actual/360      No
110.2                     11                                                                   0.02%  Actual/360      No
118.2                     11                                                                   0.02%  Actual/360      No
120.2                     11                                                                   0.02%  Actual/360      No
123.2                     11                                                                   0.05%  Actual/360      No
128.2                     11                                                                   0.04%  Actual/360      Yes
130.2                     11                                                                   0.02%  Actual/360      No
133.2                     11                                                                   0.05%  Actual/360      No
135.2                     11                                                                   0.05%  Actual/360      No
136.2                     11                                                                   0.02%  Actual/360      No
137.2                     11                                                                   0.02%  Actual/360      No
138.2                     11                                                                   0.05%  Actual/360      No
140.2                     11                                                                   0.07%  Actual/360      No
141.2                     11                                                                   0.06%  Actual/360      No
148.2                     11                                                                   0.07%  Actual/360      No
156.2                     11                                                                   0.05%  Actual/360      No
157.2                     11                                                                   0.05%  Actual/360      No
158.2                     11                                                                   0.05%  Actual/360      No
160.2                     11                                                                   0.02%  Actual/360      Yes
171.2                     11                                                                   0.05%  Actual/360      No
172.2                     11                                                                   0.02%  Actual/360      No
183.2                     11                                                                   0.02%  Actual/360      No
    2                      5                                                                   0.03%  Actual/360      No


                               EXHIBIT B

                           THE MORTGAGE FILE

               The "Mortgage File" for any Mortgage Loan shall, subject to
Section 2(b), collectively consist of the following documents:

               (i) (A) the original Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the Originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank National Association, as Trustee for the registered holders of CD 2006-CD3, Commercial Mortgage Pass-Through Certificates, without recourse"; and
(B) in the case of each related Serviced Companion Loan, a copy of the executed Note for such Serviced Companion Loan;

               (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

               (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity);

               (iv) (A) an original or copy of any related security agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan or Serviced Whole Loan to the most recent assignee of record thereof prior to the Trustee, if any; and (B) an original assignment of any related security agreement (if such item is a document separate from the related Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

               (v) (A) stamped or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the Originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property (in each case with evidence of filing or recording thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Custodian, together with original UCC-2 or UCC-3 assignments of financing statements showing a complete chain of assignment from the secured party named in such UCC-1 financing statement to the most recent assignee of record thereof prior to the Trustee, if any, and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, an assignment of UCC financing statement by the most recent assignee of record prior to the Trustee or, if none, by the Originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

               (vi) the original or a copy of the Loan Agreement thereof relating to such Mortgage Loan, if any;

               (vii) the original or a copy of the lender's title insurance policy issued in connection with the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property or a "marked-up" commitment to insure marked as binding and countersigned by the related insurer or its authorized agent (which may be a pro forma or specimen title insurance policy which has been accepted or approved as binding in writing by the related title insurance company), or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

               (viii) (A) the original or a copy of the related Assignment of Leases, Rents and Profits (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon; and (B) an original assignment of any related Assignment of Leases, Rents and Profits (a "Reassignment of Assignment of Leases, Rents and Profits") (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the Originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

               (ix) copies of the original environmental indemnity agreements and environmental insurance policies pertaining to the Mortgaged Properties required in connection with origination of the Mortgage Loans, if any;

               (x) [Reserved];

               (xi) if the Borrower has a leasehold interest in the related Mortgaged Property, the original Ground Lease or a copy thereof;

               (xii) if the related assignment of contracts is separate from the Mortgage, the original executed version of such assignment of contracts and the assignment thereof to the Trustee;

               (xiii) if any related Lock-Box Agreement or Cash Collateral Account Agreement is separate from the Mortgage or Loan Agreement, a copy thereof; with respect to the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the Seller's security interest in the Reserve Accounts, Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (and UCC-3 assignments of financing statements assigning such UCC-1 financing statements to the Trustee on behalf of the Certificateholders and with respect to any Serviced Whole Loan on behalf of Certificateholders and the related Serviced Companion Loan Noteholders);

               (xiv) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan or Serviced Whole Loan has been assumed;

               (xv) the original or a copy of any guaranty of the obligations of the Borrower under the Mortgage Loan or Serviced Whole Loan together with, as applicable, (A) the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the Originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the Originator;

               (xvi) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the related Borrower if the Mortgage, Note or other document or instrument referred to above was signed on behalf of the Borrower pursuant to such power of attorney;

               (xvii) the original (or copy, if the original is held by one of the Master Servicers, as applicable, pursuant to Section 2(b)) of any letter of credit for the benefit of the lender securing such Mortgage Loan;

               (xviii) the appropriate assignment or amendment documentation related to the assignment to the Trust of any letter of credit securing such Mortgage Loan (or copy thereof, if the original is held by one of the Master Servicers, as applicable, pursuant to Section 2(b)) which entitles one of the Master Servicers, as applicable, on behalf of the Trust to draw thereon;

               (xix) with respect hospitality properties, a copy of the franchise agreement, if any, an original or copy of the comfort letter, if any, and any transfer documents with respect to any such comfort letter; and

               (xx) with respect to each Whole Loan, a copy of the related Co-Lender Agreement and a copy of the related Other Pooling and Servicing Agreement;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (iv)(B), (viii)(B) and (xv)(B), may be in the form of one or more instruments in recordable form in any applicable filing or recording offices.

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

               The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date, except as set forth on Exhibit D hereto and the Annex hereto referred to below:

               1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

               2. As of the date of its origination, such Mortgage Loan and, the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

               3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

               4. The proceeds of such Mortgage Loan have been fully disbursed (except if such Mortgage Loan is a Mortgage Loan as to which a portion of the funds disbursed are being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

               5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed by the Borrower in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Borrower (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

               6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

               7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

               8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation
(12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, and (g) if such Mortgage Loan is part of a Serviced Whole Loan, the lien of the Mortgage for the related Companion Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and Mortgage Loans that are part of a Serviced Whole Loan, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

               9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Borrower and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

               10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

               11. To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

               12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a Mortgage Loan that is part of a Serviced Whole Loan, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Serviced Whole Loan) after all advances of principal (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

               13. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property, in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and the policy contains no provisions for a deduction for depreciation; (b) a business interruption or rental loss insurance policy, in an amount at least equal to twelve months of operations of the Mortgaged Property estimated as of the date of origination by the originator of such Mortgage Loan consistent with its capital markets conduit lending practices; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders for properties of similar types and in any event not less than $1 million per occurrence. Each insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination, reduction of coverage or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will (or at the lender's option will) be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or
(c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450 or 475-year average return period with a 10% probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements on the Mortgaged Property are insured against earthquake damage.

               14. The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Borrower maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Borrower's expense if Borrower fails to do so.

               15. Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Exhibit C and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

               16. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

               17. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

               18. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

               19. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan (i) as of the Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred.

               20. One or more environmental site assessments, updates or transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the related Borrower has provided a secured creditor environmental insurance policy (in which case such Mortgage Loan is identified on Annex A to this Exhibit C), (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

               21. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

               22. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Borrower is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

               23. Except with respect to any Mortgage Loan that is part of a Serviced Whole Loan, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Borrower.

               24. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Borrower, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related Borrower, transfers of less than a controlling interest in a Borrower, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Borrower or an affiliate thereof, transfers among affiliated Borrowers with respect to cross-collateralized and cross-defaulted Mortgage Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (27) below, or (b) the related Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

               25. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

               26. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

               27. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treasury Regulation Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Borrower to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated any value in the underwriting during the origination of the Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

               28. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

               29. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Borrower's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

               30. With respect to at least 95% of the Seller's Mortgage Loans (by principal balance) having a Cut-off Date Balance in excess of 1% of the Initial Pool Balance, the related Borrower has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

               31. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Borrower and, to the Seller's actual knowledge, no funds have been received from any Person other than the Borrower, for or on account of payments due on the Mortgage Note or the Mortgage.

               32. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Borrower or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Borrower's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

               33. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

               34. Except with respect to any Mortgage Loan that is part of a Serviced Whole Loan, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

               35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Borrower is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect.

               36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

               37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Borrower was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Borrower was not in possession of such licenses, permits and authorizations.

               38. The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the Seller or its affiliates with respect to the Mortgage Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

               39. Except for any Mortgage Loan secured by a Borrower's leasehold interest in the related Mortgaged Property, the related Borrower (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

               40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Borrower except that the related Borrower accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage Loan provide that the related Borrower shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Borrower after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Borrower of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

               41. Subject to the exceptions set forth in representation (5), the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Borrower's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

               42. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

               43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Borrower (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Borrower must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term or through the date on which the Mortgage Loan is freely prepayable (or the Anticipated Repayment Date, if applicable), (ii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

            44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Borrower under the Mortgage Loan.

            46. Except with respect to any Mortgage Loan that is part of a Serviced Whole Loan, none of the Mortgaged Properties are encumbered, and none of the Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the Cut-off Date of the related Mortgage Loan).

            47. With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

               (i) Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

               (ii) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Borrower's interest in such Ground Lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date);

               (iii) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period;

               (iv) To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

               (v) The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The Ground Lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the Ground Lease or ancillary agreement;

               (vi) The Ground Lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject;

               (vii) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease;

               (viii) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date;

               (ix) Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the Ground Lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan);

               (x) The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution; and

               (xi) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                              Annex A to Exhibit C

                 Mortgage Loans With Environmental Insurance Coverage

        [None]

                                    EXHIBIT D

                     EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

               Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Exhibit C to the Mortgage Loan Purchase Agreement. Underlined titles are provided for reference only.


Representation #3
-----------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER                LOAN NAME                          DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                           ALA MOANA               With respect to the loan listed to the left,
                                                   the loan is evidenced by multiple pari passu
                                                   notes and multiple subordinate companion
                                                   notes, which notes are all secured by the same
                                                   mortgage instrument encumbering the Ala Moana
                                                   Loan. Only one of the pari passu notes is
                                                   included in the Series 2006-CD3 securitization
                                                   transaction. The pari passu notes are pro rata
                                                   and are senior to the multiple subordinate
                                                   companion notes which subordinated companion
                                                   notes are pari passu and pro rata with each
                                                   other.
--------------------------------------------------------------------------------------------------
                       SHOPKO PORTFOLIO             With respect to the loan listed to the left,
                                                    such loan is part of a loan combination that
                                                     includes multiple additional mortgage loans
                                                        (not included in the series 2006-CD3
                                                   securitization transaction) that are: (a) pari
                                                    passu and pro rata in right of payment with,
                                                        and cross-defaulted with, the subject
                                                    underlying mortgage loan; and (b) secured by
                                                     the same mortgage instrument(s) encumbering
                                                        the same portfolio of mortgaged real
                                                       properties as is the subject underlying
                                                                   mortgage loan.
--------------------------------------------------------------------------------------------------


Representation #8
-----------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER                LOAN NAME                          DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                     MILLVILLE TOWN CENTER         With respect to the loans listed to the left,
                     CRUMS MILL PORTFOLIO          certain tenants or others have a right of
                            CARMAX                 first refusal to purchase the related
                     BANK OF AMERICA PLAZA         Mortgaged Property (or a portion thereof) in
                                                   the event the related Mortgagor elects to sell
                                                   the related Mortgaged Property. Such right of
                                                   first refusal is subordinated to the lien of
                                                   the related Mortgage. While such right of
                                                   first refusal would not apply to a foreclosure
                                                   acquisition of the Mortgaged Property by the
                                                   mortgage lender, such right of first refusal
                                                   would apply to subsequent sales of the
                                                   Mortgaged Property.

--------------------------------------------------------------------------------------------------
                       SHOPKO PORTFOLIO            With respect to the loan listed to the left,
                         (MADISON, WI)             there is an outstanding third party purchase
                                                   option which has not been subordinated to the
                                                   lien of the related mortgage. The borrower is
                                                   permitted to release the affected property in
                                                   connection with such purchase option, subject
                                                   to certain conditions, including, among other
                                                   things, by payment of a release price
                                                   specified in the loan documents. In the event
                                                   such option is exercised prior to the
                                                   permitted defeasance date, the ShopKo
                                                   Portfolio Loan will be subject to prepayment
                                                   (together with a yield maintenance payment) in
                                                   an amount equal to the greater of (i) 100% of
                                                   the allocated loan amount and (ii) the price
                                                   received by the related borrower in connection
                                                   with the exercise of such purchase option.

--------------------------------------------------------------------------------------------------
                       SHOPKO PORTFOLIO            With respect to the loan listed to the left,
                                                   such loan is part of a loan combination that
                                                   includes multiple additional mortgage loans
                                                   (not included in the series 2006-CD3
                                                   securitization transaction) that are: (a) pari
                                                   passu and pro rata in right of payment with,
                                                   and cross-defaulted with, the subject
                                                   underlying mortgage loan; and (b) secured by
                                                   the same mortgage instrument(s) encumbering
                                                   the same portfolio of mortgaged real
                                                   properties as is the subject underlying
                                                   mortgage loan.
--------------------------------------------------------------------------------------------------
                           ALA MOANA               With respect to the loan listed to the left,
                                                   the loan is evidenced by multiple pari passu
                                                   notes and multiple subordinate companion
                                                   notes, which notes are all secured by the same
                                                   mortgage instrument encumbering the Ala Moana
                                                   Loan. Only one of the pari passu notes is
                                                   included in the Series 2006-CD3 securitization
                                                   transaction. The pari passu notes are pro rata
                                                   and are senior to the multiple subordinate
                                                   companion notes which subordinated companion
                                                   notes are pari passu and pro rata with each
                                                   other.
--------------------------------------------------------------------------------------------------


Representation #11
------------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER                LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                 SHOPKO PORTFOLIO (DE PERE, WI)     The borrower (with the consent of lender)
                                                    recently agreed to convey a non-material
                                                    portion of the mortgaged property to assist in
                                                    a road project being undertaken to construct a
                                                    new bridge. The amount of land conveyed was 31
                                                    square feet, for which the borrower received
                                                    $372.00.
--------------------------------------------------------------------------------------------------
               SHOPKO PORTFOLIO (WALLA WALLA, WA)   The city of Walla Walla is studying a road
                                                    realignment project that may affect the
                                                    parking lot and access to the mortgaged
                                                    property. The borrower is working with a
                                                    developer and potential purchaser of the
                                                    adjoining mall to submit alternative site plan
                                                    designs to ensure desirable access to the
                                                    mortgaged property and no negative impact with
                                                    respect to parking.
--------------------------------------------------------------------------------------------------
               SHOPKO PORTFOLIO (ASHWAUBENON, WI)   In conjunction with the Wisconsin Department
                                                    of Transportation, the village of Ashwaubenon
                                                    is studying an extension of an off-ramp from a
                                                    nearby state highway that would extend through
                                                    a portion of excess land near the general
                                                    office building at the related mortgaged
                                                    property. The borrower is cooperating with the
                                                    Village and this project has not been
                                                    finalized and is still confidential.
--------------------------------------------------------------------------------------------------
              SHOPKO PORTFOLIO (STEVENS POINT, WI)  The City of Stevens Point and the owner of the adjacent mall desire to realign roads and
                                                    redevelop certain surrounding properties. The
                                                    ShopKo store is key to the current development
                                                    but the building location is not conducive to
                                                    the developer's optimal design and
                                                    redevelopment plan. The plans are preliminary
                                                    and the City has yet to approve any such plans.
--------------------------------------------------------------------------------------------------


Representation #13
------------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER                LOAN NAME                          DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                            CARMAX                 With respect to the loan listed to the left,
                                                   no business interruption insurance is
                                                   maintained. However, the security for the loan
                                                   is land only.
--------------------------------------------------------------------------------------------------
                 ENTERPRISE DRIVE DISTRIBUTION     With respect to the loan list at the left,
                            CENTER                 terrorism insurance is required to the extent
                                                   available at commercially reasonable rates.
--------------------------------------------------------------------------------------------------


Representation #18
------------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER               LOAN NAME                          DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                       SHOPKO PORTFOLIO            With respect to the loan listed to the left,
                                                   such loan is part of a loan combination that
                                                   includes multiple additional mortgage loans
                                                   (not included in the series 2006-CD3
                                                   securitization transaction) that are: (a) pari
                                                   passu and pro rata in right of payment with,
                                                   and cross-defaulted with, the subject
                                                   underlying mortgage loan; and (b) secured by
                                                   the same mortgage instrument(s) encumbering
                                                   the same portfolio of mortgaged real
                                                   properties as is the subject underlying
                                                   mortgage loan.
--------------------------------------------------------------------------------------------------
                           ALA MOANA               With respect to the loan listed to the left,
                                                   the loan is evidenced by multiple pari passu
                                                   notes and multiple subordinate companion
                                                   notes, which notes are all secured by the same
                                                   mortgage instrument encumbering the Ala Moana
                                                   Loan. Only one of the pari passu notes is
                                                   included in the Series 2006-CD3 securitization
                                                   transaction. The pari passu notes are pro rata
                                                   and are senior to the multiple subordinate
                                                   companion notes which subordinated companion
                                                   notes are pari passu and pro rata with each
                                                   other.
--------------------------------------------------------------------------------------------------


Representation #20
------------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER               LOAN NAME                          DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                      VILLAGE AT CENTURY           With respect to the loan listed to the left,
                                                   the environmental consultant concluded that
                                                   soil and groundwater contamination
                                                   from volatile organic compounds (VOCs) and
                                                   petroleum hydrocarbons, is present on the
                                                   subject property as a result of three leaking
                                                   underground storage tanks ("LUSTs"). Two of
                                                   the LUSTs have received case closure, and the
                                                   third is currently being remediated under the
                                                   Los Angeles Regional Water Quality Board's
                                                   (LARWQCB) authority. LARWQCB has approved a
                                                   corrective action plan (CAP) for the use of
                                                   a soil vapor extraction (SVE) system to
                                                   address the soil contamination. The system has
                                                   been installed and is scheduled to operate for
                                                   approximately 18 months. With respect to the
                                                   groundwater contamination, four monitoring
                                                   wells have been installed, which will be
                                                   managed under the oversight of the LARWQCB.
                                                   While further assessment of the groundwater
                                                   contamination and possible remediation is
                                                   expected, the consultant has concluded that a
                                                   groundwater monitoring-only approach will be
                                                   acceptable to the LARWQCB. The proposed site
                                                   work will continue until such time as a
                                                   release or "no further action" letter is
                                                   issued by the LARWQCB. The estimated costs to
                                                   remediate soil and monitor groundwater
                                                   contamination is $593,600, however the City of
                                                   Los Angeles is sharing in the cost of the
                                                   remediation, as the seller of the subject
                                                   property. At closing, $385,450 was escrowed
                                                   for remediation work at the
                                                   subject. Furthermore, the Borrower has applied
                                                   for entrance into the California State Orphan
                                                   Fund, which will guarantee reimbursement for
                                                   100% of the costs to remediate, once accepted.
                                                   Finally, two trusts, with net worth of $31.2MM
                                                   and liquidity of $12.5MM, are serving as the
                                                   environmental indemnitors.
--------------------------------------------------------------------------------------------------


Representation #22
------------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER                LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                           ALL LOANS                With respect to all the loans in the 2006 CD3
                                                    securitization, Seller makes no representation
                                                    regarding the bankruptcy or insolvency of any
                                                    tenant at the Mortgaged Property.
--------------------------------------------------------------------------------------------------


Representation #23
------------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER                LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                        SHOPKO PORTFOLIO            With respect to the loan listed to the left,
                           ALA MOANA                sponsors of the borrower are permitted to
                                                    pledge indirect interests in the borrower in
                                                    connection with a line of credit or similar
                                                    corporate facility secured by all, or
                                                    substantially all, of such sponsor's assets.
--------------------------------------------------------------------------------------------------


Representation #24
------------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER                LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                        AVONDALE VILLAGE            With respect to the loan listed to the left, a
                                                    transfer whereby six of the seven tenant in
                                                    common borrowers transfer all of their
                                                    respective fee simple ownership interest in
                                                    and to the Mortgaged Property to the seventh
                                                    remaining tenant in common borrower is
                                                    permitted without lender approval, subject to
                                                    certain conditions set forth in the loan
                                                    documents.
--------------------------------------------------------------------------------------------------
                      2296 HENDERSON MILL           With respect to the loan listed to the left, a
                                                    transfer by either one or two of the three
                                                    tenant in common borrowers of all their
                                                    respective fee simple ownership interest in
                                                    and to the Mortgaged Property to the third
                                                    remaining tenant in common borrower is
                                                    permitted without lender approval, subject to
                                                    certain conditions set forth in the loan
                                                    documents.
--------------------------------------------------------------------------------------------------


Representation #27
------------------

--------------------------------------------------------------------------------------------------
 LOAN NUMBER                LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                   HEALTHPOINT WELLNESS CENTER       With respect to the loan listed to the left,
                                                     the loan documents provide for the release of
                                                     a portion of the related Mortgaged Property
                                                     consisting of unimproved property subject to
                                                     the satisfaction of certain conditions,
                                                     including, among others, (i) no event of
                                                     default; (ii) certain requirements relating to
                                                     the creation of a condominium structure and
                                                     the resultant rezoning shall have been
                                                     satisfied; (iii) an irrevocable, unconditional
                                                     and permanent easement or easements which
                                                     provides at least a minimum amount of parking
                                                     spaces of 450 for the use and benefit of the
                                                     portion of the property not released and its
                                                     owners, tenants, guests, occupants and
                                                     invitees shall have been reasonably approved
                                                     by Lender and executed by all necessary
                                                     parties thereto; (iv) Borrower shall provide
                                                     evidence reasonably satisfactory to Lender
                                                     that the release of the property from the lien
                                                     will not cause all or any part of the
                                                     unreleased property to be in violation of any
                                                     leases, permitted encumbrances, zoning, land
                                                     use, subdivision, or other law, statute,
                                                     ordinance, rule, regulation, or requirement of
                                                     any governmental authority having jurisdiction
                                                     or render all or any part of the unreleased
                                                     property a nonconforming use or structure
                                                     thereunder; (v) appropriate reciprocal
                                                     easement and common use agreements shall have
                                                     been reasonably approved by Lender and
                                                     executed by all necessary parties thereto;
                                                     (vi)  Borrower, at its sole cost and expense,
                                                     shall obtain appropriate endorsements to the
                                                     Lender's title insurance policy satisfactory
                                                     in form and content reasonably satisfactory to
                                                     Lender as set forth on the related Mortgage
                                                     Loan documents; (vii) Borrower shall establish
                                                     to Lender's reasonable satisfaction that the
                                                     value of the unreleased property, excluding
                                                     the released property is at least equal to the
                                                     value of the unreleased property immediately
                                                     prior to such release; and (viii) if the Loan
                                                     is the subject of a securitization, Borrower
                                                     shall have (i) provided Lender with a written
                                                     confirmation from any applicable Rating
                                                     Agencies that the proposed release will not
                                                     result in a downgrade, withdrawal or
                                                     qualification of the respective ratings in
                                                     effect immediately prior to such release for
                                                     any securities issued in connection with the
                                                     securitization which are then outstanding, and
                                                     (ii) if required by Lender, delivered to
                                                     Lender an opinion of counsel for Borrower
                                                     confirming certain REMIC conditions.

--------------------------------------------------------------------------------------------------
                         SHOPKO PORTFOLIO            With respect to the loan listed to the left,
                          (MADISON, WI)              there is an outstanding third party purchase
                                                     option which has not been subordinated to the
                                                     lien of the related mortgage. The borrower is
                                                     permitted to release the affected property in
                                                     connection with such purchase option, subject
                                                     to certain conditions, including, among other
                                                     things, by payment of a release price
                                                     specified in the loan documents. In the event
                                                     such option is exercised prior to the
                                                     permitted defeasance date, the ShopKo
                                                     Portfolio Loan will be subject to prepayment
                                                     (together with a yield maintenance payment) in
                                                     an amount equal to the greater of (i) 100% of
                                                     the allocated loan amount and (ii) the price
                                                     received by the related borrower in connection
                                                     with the exercise of such purchase option.
--------------------------------------------------------------------------------------------------
                           CIRCLE POINT              With respect to the loan listed to the left,
                                                     the related loan documents permit the borrower
                                                     to obtain the release of a specific parcel of
                                                     the property in connection with lot line
                                                     modifications provided certain conditions are
                                                     met, including, among others, (i) no Event of
                                                     Default shall exist; (ii) Borrower shall have
                                                     obtained fee simple title to a specified
                                                     replacement partial over which the lien of the
                                                     deed of trust shall spread; (iii) Borrower
                                                     shall establish that the projected debt
                                                     service shall equal to or be greater than the
                                                     greater of (A) the debt service prior to the
                                                     release and (B) 1.2 to 1.0; and (iv) if the
                                                     Loan is the subject of a securitization,
                                                     Borrower shall have (i) provided Lender with a
                                                     written confirmation from any applicable
                                                     Rating Agencies that the proposed release will
                                                     not result in a downgrade, withdrawal or
                                                     qualification of the respective ratings in
                                                     effect immediately prior to such release for
                                                     any securities issued in connection with the
                                                     securitization which are then outstanding, and
                                                     (ii) if required by Lender, delivered to
                                                     Lender an opinion of counsel for Borrower
                                                     confirming certain REMIC conditions.
--------------------------------------------------------------------------------------------------
                            ALA MOANA                With respect to the loan listed to the left,
                                                     the related loan documents provide for the
                                                     release of any one or more properties upon a
                                                     sale of such property to a bona fide third
                                                     party purchaser, subject to the satisfaction
                                                     of certain conditions, including among others,
                                                     that (i) no event of default has occurred and
                                                     is continuing, (ii) Borrower delivers to
                                                     Lender evidence which would be satisfactory to
                                                     a prudent lender acting reasonably that (A)
                                                     the parcel to be released (the "Release
                                                     Parcel") has been legally subdivided from the
                                                     remainder of the property; (B) after giving
                                                     effect to such release, each of the Release
                                                     Parcel and the balance of the property
                                                     conforms to and is in compliance in all
                                                     material respects with applicable legal
                                                     requirements and constitutes a separate tax
                                                     lot and (C) the Release Parcel is not
                                                     necessary for the property to comply with any
                                                     zoning, building, land use or parking or other
                                                     legal requirements applicable to the property
                                                     or for the then current use of the property;
                                                     (iii) in the event that the release would
                                                     reasonably be expected to materially adversely
                                                     affect Lender's rights under the title
                                                     insurance policy as to any portion of the
                                                     property other than as to the Release Parcel,
                                                     Borrower shall deliver to Lender an
                                                     endorsement to the title insurance policy
                                                     insuring the Mortgage (A) extending the
                                                     effective date of the policy to the effective
                                                     date of the release; (B) confirming no change
                                                     in the priority of the Mortgage on the balance
                                                     of the property (exclusive of the Release
                                                     Parcel) or in the amount of the insurance or
                                                     the coverage of the property (exclusive of the
                                                     Release Parcel) under the policy; and (C)
                                                     insuring the rights and benefits under any new
                                                     or amended reciprocal easement agreement; (iv)
                                                     prior to the date of the release, Borrower
                                                     delivers to Lender approvals to the release
                                                     executed by any entities other than Lender
                                                     holding Liens encumbering the property or
                                                     holding any other interest in the property
                                                     that would be affected by the release, if
                                                     required; (v) Borrower has complied with any
                                                     requirements applicable to the release in the
                                                     leases, reciprocal easement agreements,
                                                     operating agreements, parking agreements or
                                                     other similar agreements affecting the
                                                     property and the release does not violate any
                                                     of the provisions of such documents in any
                                                     respect that would result in a termination (or
                                                     give any other party thereto the right to
                                                     terminate), extinguishment or other loss of
                                                     material rights of Borrower or in a material
                                                     increase in Borrower's obligations under such
                                                     documents and, to the extent necessary to
                                                     comply with such documents, the transferee of
                                                     the Release Parcel has assumed Borrower's
                                                     obligations, if any, relating to the Release
                                                     Parcel under such documents; (vi) Borrower
                                                     delivers to Lender any other information,
                                                     approvals and documents which would be
                                                     required by a prudent lender acting reasonably
                                                     relating to the release; (viii) ingress to and
                                                     egress from all portions of the property
                                                     remaining after the release shall be
                                                     satisfactory to the Lender; (ix) the Release
                                                     Parcel shall be vacant, non-income producing
                                                     and unimproved; and (x) in the event of a
                                                     securitization, the Rating Agencies shall have
                                                     confirmed that the release will not result in
                                                     a downgrade, withdrawal or qualification of
                                                     the then current rating assigned to any class
                                                     of Securities by the Rating Agencies and
                                                     Borrower shall deliver an opinion of counsel
                                                     opining on matters related to REMIC issues.
--------------------------------------------------------------------------------------------------
                  SHOPKO PORTFOLIO (MADISON, WI)     With respect to the loan listed to the left,
                                                     there is an outstanding third party purchase
                                                     option which has not been subordinated to the
                                                     lien of the related mortgage. The borrower is
                                                     permitted to release the affected property in
                                                     connection with such purchase option, subject
                                                     to certain conditions, including, among other
                                                     things, by payment of a release price
                                                     specified in the loan documents. In the event
                                                     such option is exercised prior to the
                                                     permitted defeasance date, the ShopKo
                                                     Portfolio Loan will be subject to prepayment
                                                     (together with a yield maintenance payment) in
                                                     an amount equal to the greater of (i) 100% of
                                                     the allocated loan amount and (ii) the price
                                                     received by the related borrower in connection
                                                     with the exercise of such purchase option.
--------------------------------------------------------------------------------------------------
                         SHOPKO PORTFOLIO            With respect to loan listed to the left, the
                                                     borrower may obtain a release of any of the
                                                     related mortgaged real properties by
                                                     substituting another retail property of like
                                                     kind and quality, subject to satisfaction of
                                                     the following conditions, among others:
                                                     (a) the aggregate combined amount (by square
                                                     foot) of rentable space (expressed as a
                                                     percentage of the total rentable space) that
                                                     can be substituted may not exceed 20% in any
                                                     one calendar year and 30% over the term of the
                                                     related operating leases at the ShopKo
                                                     Portfolio mortgaged real properties; (b) based
                                                     on a current appraisal of the replaced
                                                     property and the substitute property, the
                                                     appraised value of the substitute property
                                                     must be equal to or greater than the appraised
                                                     value of the replaced property as of
                                                     origination and immediately prior to the date
                                                     of proposed substitution; (c) based on a
                                                     certificate of the related borrower, together
                                                     with other evidence that would be satisfactory
                                                     to a prudent institutional mortgage loan
                                                     lender, after the substitution of a substitute
                                                     property and the release of the replaced
                                                     property, the debt service coverage ratio for
                                                     the 12 full calendar months immediately
                                                     preceding the date of the substitution with
                                                     respect to all properties remaining subject to
                                                     the lien of the related mortgage instrument
                                                     after the substitution will be equal to or
                                                     greater than the (i) debt service coverage
                                                     ratio for the 12 full calendar months
                                                     immediately preceding the origination date and
                                                     (ii) debt service coverage ratio for the 12
                                                     full calendar months immediately preceding the
                                                     substitution (including the replaced property
                                                     and excluding the substitute property);
                                                     (d) after individual properties with an
                                                     aggregate square footage of at least ten
                                                     percent (10%) of the original square footage
                                                     demised under the related operating leases
                                                     have been released, if the ShopKo Portfolio
                                                     Mortgage Loan is part of a securitization, the
                                                     lender shall have received confirmation in
                                                     writing from the rating agencies to the effect
                                                     that such release and substitution will not
                                                     result in a withdrawal, qualification or
                                                     downgrade of the respective ratings in effect
                                                     immediately prior to such release and
                                                     substitution for the securities issued in
                                                     connection with the securitization that are
                                                     then outstanding; (e) the lender has received
                                                     evidence that the store-level profitability as
                                                     set forth in the P&L report of the substitute
                                                     property is equal to or greater than the
                                                     store-level profitability of the replaced
                                                     property as set forth in the P&L report for
                                                     the immediately preceding 12-month period; and
                                                     (f) no event of default shall have occurred
                                                     and be continuing and borrower shall be in
                                                     compliance in all material respects with all
                                                     terms and conditions set forth in the loan
                                                     documents.
--------------------------------------------------------------------------------------------------
                            ALA MOANA                With respect to the loan listed to the left,
                                                     the borrower may obtain a release of the lien
                                                     from one or more portions of Mortgaged
                                                     Property by substituting another property of
                                                     like use, value and condition in the same
                                                     shopping mall as the potion of the property to
                                                     be released, subject to satisfaction of the
                                                     following conditions, among others: (a) no
                                                     Event of Default shall exist at the time; (ii)
                                                     the parcel to be released shall be vacant,
                                                     non-income producing and unimproved; (iii) the
                                                     borrower shall acquire fee simple title to the
                                                     property to be substituted; (iv)  the borrower
                                                     shall provided Lender with certain loan
                                                     documents, environmental reports, property
                                                     condition reports and physical condition
                                                     reports as set forth in the loan documents;
                                                     (v) the borrower shall provide an endorsement
                                                     to the existing title policy insuring the lien
                                                     over the substituted property; and (vi) the
                                                     released parcel and the substituted parcel
                                                     shall be separate tax lots.
--------------------------------------------------------------------------------------------------



Representation #29
------------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER               LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                       SHOPKO PORTFOLIO           No surveys were received in connection with the
                                                  ShopKo Portfolio Loan. However, title insurance
                                                  with no survey exception and express map
                                                  endorsements were issued with respect to the
                                                  related mortgaged properties.

--------------------------------------------------------------------------------------------------




Representation #32
------------------

--------------------------------------------------------------------------------------------------
 LOAN NUMBER                LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                         SHOPKO PORTFOLIO            Federated Bond Fund, a Portfolio of Federated
                                                     Investment Series Funds, Inc. et al v. ShopKo
                                                     Stores, Inc., Sun Capital, Partners Group IV,
                                                     Inc., Sun Capital Partners IV, LP, SKO Group
                                                     Holdings Corp., and SKO Acquisition Group
                                                     This matter involves a tender by an affiliate
                                                     ("Affiliate") of ShopKo Stores Operating Co.,
                                                     LLC (an operating tenant of the mortgaged
                                                     properties which no longer has any relation to
                                                     the borrower) to purchase its 9.25% Senior
                                                     Notes due March 15, 2023, Plaintiffs allege
                                                     (1) the Affiliate violated Section 14(e) of
                                                     the Securities Exchange Act of 1934 and that
                                                     any consent solicitations received after July
                                                     14, 2005 are invalid, (2) that the Affiliate
                                                     and the other defendants violated 15 U.S.C.A.
                                                     Section 78n(e) by manipulating proposed merger
                                                     transactions, first with an affiliate of
                                                     Goldner Hawn Johnson & Morrison, Inc. and then
                                                     with an affiliate of Sun Capital Partners, (3)
                                                     that the Affiliate committed fraud and
                                                     coercion in the inducement, and (4) that the
                                                     Affiliate fraudulently misrepresented the
                                                     proposed merger transactions. The Affiliate
                                                     intends to vigorously defend this action. The
                                                     Affiliate and the other defendants have filed
                                                     a motion to dismiss the action in lieu of an
                                                     Answer, an oral argument and the motion was
                                                     heard on May 12, 2006.
--------------------------------------------------------------------------------------------------
                                                     Ryan Cannell, Individually and on behalf of
                                                     others similarly situated v. ShopKo Stores,
                                                     d/b/a ShopKo Stores and Pamida Stores
                                                     Purported class action filed by a former
                                                     general merchandise manager in Boise, Idaho,
                                                     seeking (1) unpaid wages and overtime pursuant
                                                     to FLSA, (2) declaration that the Affiliate's
                                                     practices violate the FLSA, and (3) injunction
                                                     prohibiting the Affiliate from continuing to
                                                     misclassify persons in assistant manager
                                                     positions as exempt from the wage and overtime
                                                     requirements of the FLSA, and from destroying,
                                                     altering or discarding evidence and records.
                                                     The Affiliate has filed a summary judgment
                                                     motion that is pending before the Court. The
                                                     Affiliate intends to vigorously defend this
                                                     action.

--------------------------------------------------------------------------------------------------


Representation #37
------------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER                LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                            CARMAX                  With respect to the loan listed to the left,
                                                   the mortgaged property consists of vacant land
                                                    that has been leased to a single tenant. The
                                                   tenant is not obligated to construct under its
                                                    lease, but is understood to be planning such
                                                   construction and in the process of obtaining,
                                                   but has not yet obtained, the required permits
                                                               for such construction.
--------------------------------------------------------------------------------------------------


Representation #40
------------------

--------------------------------------------------------------------------------------------------
 LOAN NUMBER               LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                           ALL LOANS               Mortgage loans in many or all cases provide for
                                                   recourse liability to the borrower and/or other
                                                       guarantors or indemnitors other than the
                                                   borrower for matters and/or under circumstances
                                                    which are in addition to those items specified
                                                             in representation number 40.
--------------------------------------------------------------------------------------------------


Representation #45
------------------


--------------------------------------------------------------------------------------------------
 LOAN NUMBER              LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                        SHOPKO PORTFOLIO           With respect to the loan listed to the left,
                                                   sponsors of the borrower are permitted to
                                                   pledge indirect interests in the borrower in
                                                   connection with a line of credit or similar
                                                   corporate facility secured by all, or
                                                   substantially all, of such sponsor's assets.
--------------------------------------------------------------------------------------------------



                                Ground Lease Exceptions


Representation #47(ii)
----------------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER               LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                       SHOPKO PORTFOLIO           The ground lease provided that only rental
                         (LOGAN, UT)              payments due under any lease of improvements
                                                  are assignable without ground lessor's consent.
--------------------------------------------------------------------------------------------------


Representation #47(iv)
----------------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER               LOAN NAME                            DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
                        SHOPKO PORTFOLIO            Certain material lender protection covenants
                        (UNION GAP, WA)             were incorporated into the related ground lease
                                                    pursuant to that certain Ground Lessor Estoppel
                                                    and Agreement executed in connection with the
                                                    prior financing by Wachovia Bank, N.A.
                                                    According to the Escrow Agreement between
                                                    borrower and ground lessor, borrower is
                                                    obligated to perform certain work related to
                                                    the parking lot and was required to deposit
                                                    $23,000 into escrow to pay for such work. If
                                                    borrower fails to perform its obligations under
                                                    the Escrow Agreement after 15 days notice from
                                                    ground lessor, the Ground Lessor Estoppel and
                                                    Agreement will immediately and automatically be
                                                    withdrawn and be of no further force and
                                                    effect. Borrower's counsel has indicated and
                                                    the Ground Lessor Estoppel confirms that the
                                                    funds to perform such parking lot work have
                                                    been deposited into escrow and the required
                                                    work is contracted for and is scheduled to be
                                                    completed by July 1, 2006. The failure to
                                                    perform such work is an event of default under
                                                    the related loan documents. Seller has been
                                                    advised that Borrower has been sent a notice of
                                                    material default from ground lessor, because
                                                    the work was not completed by July 1, 2006.
                                                    Subsequently, borrower's counsel has advised
                                                    that 3 out of the 4 repairs have now been
                                                    completed and evidence thereof has been
                                                    submitted to the ground lessor. Borrower's
                                                    counsel has advised that the remaining repair,
                                                    the replacement of 2 light posts, was delayed
                                                    due to manufacturing delay in getting the
                                                    materials required. Borrower's counsel has
                                                    further advised that such final repair is close
                                                    to completion and is expected to completed on
                                                    or around the week of September 20, 2006 once
                                                    the proper material arrive. Ground lessor has
                                                    been advised of the same.
--------------------------------------------------------------------------------------------------


Representation #47(viii)
------------------------

--------------------------------------------------------------------------------------------------
 LOAN NUMBER             LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
               SHOPKO PORTFOLIO (BURLINGTON, IA)   With respect to the loan listed to the left,
                                                   the ground lease term does not extend beyond 20
                                                   years following the stated maturity date of the
                                                   related mortgage loan. The ground lease
                                                   provides for an option to purchase the fee
                                                   interest by borrower or an affiliate of
                                                   borrower prior to the maturity date of the
                                                   loan. The related loan documents require the
                                                   purchase option to be exercised prior to the
                                                   expiration of the ground lease, whereby the
                                                   related mortgage will automatically spread to
                                                   cover the fee interest. In addition, in the
                                                   event the option to purchase is exercised by an
                                                   affiliate of borrower, the ground lease is
                                                   required under the loan documents to be
                                                   extended for at least 20 years  beyond the
                                                   maturity date of the loan.
--------------------------------------------------------------------------------------------------
                        SHOPKO PORTFOLIO           In the event the ground lease is assigned or
                         (LEWISTON, ID)            sublet to an unrelated third party without the
                                                   consent of ground lessor, the ground lease
                                                   shall terminate at the end of the then current
                                                   term (presently, January 31, 2012) and any
                                                   options to extend contained therein will be
                                                   void. The borrower is prohibited under the loan
                                                   documents to assign or sublet any portion of
                                                   any individual mortgaged property without the
                                                   consent of lender; provided, however, the
                                                   operating tenant may freely sublet without
                                                   lender consent, provided that the operating
                                                   tenant shall not be released of its obligations
                                                   under the operating lease.
--------------------------------------------------------------------------------------------------


Representation #47(ix)

--------------------------------------------------------------------------------------------------
LOAN NUMBER              LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
              SHOPKO PORTFOLIO (SPOKANE VALLEY,   Condemnation awards are not required to be used
                             WA)                  for the restoration of the related mortgaged
                                                  property and all condemnation awards shall be
                                                  the property of ground lessor, except for
                                                  awards made to tenant for loss of business or
                                                  depreciation of and cost of removal of stock
                                                  and fixtures, or other leasehold improvement.
--------------------------------------------------------------------------------------------------
                SHOPKO PORTFOLIO (LEWISTON, ID    The respective ground leases are silent as to
                      AND UNION GAP, WA)          the use of condemnation awards in connection
                                                  with a partial taking, although the related
                                                  mortgaged property must be restored in
                                                  accordance with the terms of the respective
                                                  lease.
--------------------------------------------------------------------------------------------------
               SHOPKO PORTFOLIO (LOGAN, UT AND    The respective ground leases are silent as the
                       BURLINGTON, IA)            use and ownership of condemnation awards.
--------------------------------------------------------------------------------------------------


Representation #47(x)
---------------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER             LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
               SHOPKO PORTFOLIO (LEWISTON, ID)    In the event that the ground lease is assigned
                                                  or sublet to an unrelated third party without
                                                  the consent of ground lessor, the ground lease
                                                  shall terminate at the end of the then current
                                                  term (presently, January 31, 2012) and any
                                                  options to extend contained therein will be
                                                  void. The borrower is prohibited under the loan
                                                  documents to assign or sublet any portion of
                                                  any individual mortgaged property without the
                                                  consent of lender; provided, however, the
                                                  operating tenant may freely sublet without
                                                  lender consent, provided that the operating
                                                  tenant shall not be released of its obligations
                                                  under the operating lease.
--------------------------------------------------------------------------------------------------


Representation #47(xi)
---------------------

--------------------------------------------------------------------------------------------------
LOAN NUMBER             LOAN NAME                           DESCRIPTION OF EXCEPTION
--------------------------------------------------------------------------------------------------
               SHOPKO PORTFOLIO (LOGAN, UT AND    The ground lessor is not required to enter into
                       BURLINGTON, IA)            a new lease upon termination of the related
                                                  ground lease for any reason, including the
                                                  rejection of the ground lease in bankruptcy.
--------------------------------------------------------------------------------------------------
               SHOPKO PORTFOLIO (UNION GAP, WA)   The ground lessor is obligated to enter into a
                                                  new lease with lender only upon the rejection
                                                  of the ground lease in bankruptcy.
--------------------------------------------------------------------------------------------------

                                   EXHIBIT E-1

                      FORM OF CERTIFICATE OF AN OFFICER OF
                                   THE SELLER


                 CERTIFICATE OF CITIGROUP GLOBAL MARKETS REALTY CORP.

                    Deutsche Mortgage & Asset Receiving Corporation
                           CD 2006-CD3 Mortgage Trust
           Commercial Mortgage Pass-Through Certificates, Series CD 2006-CD3

               In connection with the execution and delivery by Citigroup Global Markets Realty Corp. ("CGMRC") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of October 30, 2006 (the "Mortgage Loan Purchase Agreement"), between Deutsche Mortgage & Asset Receiving Corporation (the "Purchaser") and CGMRC, the undersigned hereby certifies that (i) the representations and warranties of CGMRC in the Mortgage Loan Purchase Agreement are true and correct in all material respects, and (ii) CGMRC has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof.

               Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]

               Certified this ___ day of October, 2006.


                                       CITIGROUP GLOBAL MARKETS REALTY CORP.


                                       By: _____________________________________

                                              Name:
                                              Title: